Exhibit 20.1

1	CNH Equipment Trust 2003-A
2	$228,000,000 Class A-1 1.26250% Asset Backed Notes due June 11, 2004
3	$251,000,000 Class A-2 1.460% Asset Backed Notes due February 15, 2006
4	$150,000,000 Class A-3a Floating-Rate Asset Backed Notes due July 16, 2007
5	$108,000,000 Class A-3b 1.890% Asset Backed Notes due July 16, 2007
6	$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009
7	$96,000,000 Class A-4b 2.570% Asset Backed Notes due September 15, 2009
8	$32,500,000 Class B 3.130% Asset Backed Notes due November 15, 2010
9	$27,500,000 3.130% Asset Backed Certificates
10
11	Please contact Kim Jeske at 262-636-6644 with any questions regarding this report or email abs@cnh.com	1	2	3	4
12	For additional information consult http://investors.cnh.com	10	10	10	10
13	Cutoff Date	1/31/2005
14	Date Added	4/30/2003	5/31/2003	6/30/2003	7/31/2003
15	Pool	Pool 1	Pool 2	Pool 3	Pool 4
16	Scheduled Cashflows	4,171,718.87	727,121.66	904,244.68	242,443.74
17		10,986,929.50	1,499,649.86	2,107,286.15	375,767.01
18		16,374,831.02	1,692,203.63	2,558,649.69	434,248.22
19		12,936,690.80	6,037,259.78	2,670,984.49	485,861.18
20		5,035,157.26	7,782,393.90	7,938,503.60	509,248.35
21		5,375,287.10	1,616,340.85	9,910,454.06	1,961,065.85
22		5,284,479.47	1,610,779.88	2,448,712.90	1,837,180.96
23		5,203,981.54	1,625,343.80	2,484,088.04	446,326.67
24		5,573,644.79	1,617,782.30	2,440,522.02	541,965.70
25		5,372,332.53	1,897,833.58	2,438,864.84	451,247.27
26		5,307,479.77	1,952,051.18	2,835,177.03	403,250.16
27		9,827,877.20	1,995,610.02	3,480,201.12	584,966.13
28		10,756,950.22	1,793,015.23	2,461,508.02	541,211.26
29		11,111,574.04	1,638,656.77	2,288,295.77	397,333.18
30		15,047,808.86	1,572,498.93	2,400,607.63	404,769.98
31		11,266,059.50	5,891,205.80	2,474,682.64	430,144.59
32		3,495,477.47	7,405,686.64	7,595,112.15	464,500.54
33		3,755,961.59	1,014,450.39	9,186,022.41	2,006,199.16
34		3,594,290.68	999,186.43	1,468,128.63	1,666,766.63
35		3,587,982.17	990,269.01	1,540,207.74	291,885.00
36		3,817,619.10	1,013,208.76	1,474,728.62	389,982.92
37		3,636,541.59	1,236,958.29	1,509,297.20	290,874.22
38		3,618,341.93	1,248,030.94	1,752,048.90	261,995.46
39		7,206,514.46	1,350,096.89	2,355,959.96	409,287.09
40		8,005,544.23	1,157,814.79	1,541,660.04	391,854.21
41		8,589,137.56	1,016,991.32	1,415,135.08	261,861.11
42		11,467,829.82	999,321.52	1,434,736.94	261,641.12
43		8,367,794.12	4,185,130.36	1,547,809.15	289,365.88
44		2,401,884.50	5,134,406.06	5,006,593.06	297,351.05
45		2,587,996.06	761,523.79	6,162,424.76	1,340,298.14
46		2,462,700.85	729,090.15	1,057,401.72	1,061,960.51
47		2,421,986.60	727,472.47	1,087,408.32	218,418.86
48		2,699,453.42	767,767.66	1,065,889.68	257,755.43
49		2,623,341.89	941,839.63	1,150,473.23	403,392.79
50		2,839,382.91	1,051,817.09	1,307,603.06	187,465.18
51		6,282,244.76	1,090,689.84	1,878,996.78	364,849.48
52		6,147,860.70	917,285.45	1,110,711.50	305,254.78
53		6,613,229.65	789,078.76	987,881.82	172,412.57
54		8,892,143.54	753,349.79	1,010,914.13	190,742.79
55		5,698,400.15	3,575,088.29	1,111,047.99	250,625.73
56		323,422.04	4,333,328.04	4,333,238.96	247,983.07
57		198,004.74	112,277.99	5,131,809.95	1,206,296.44
58		256,190.15	107,636.18	187,227.72	1,000,808.08
59		220,076.01	53,092.04	111,881.81	8,039.56
60		352,875.45	62,279.54	94,347.60	66,919.82
61		257,955.80	84,241.23	96,422.21	15,958.85
62		321,046.29	144,731.61	111,490.15	12,211.20
63		493,768.85	80,390.65	195,271.60	18,225.44
64		548,525.45	155,381.60	102,362.48	23,424.59
65		649,645.17	76,037.69	117,364.65	5,855.27
66		964,251.78	67,039.90	55,694.15	5,855.27
67		466,454.50	598,540.48	78,231.07	23,217.77
68		272.78	215,562.51	489,900.79	5,855.27
69		0.00	668.95	164,789.97	197,649.85
70		0.00	1,107.18	326.73	80,252.16
71		0.00	0.00	0.00	0.00
72		0.00	0.00	5,262.26	0.00
73		0.00	0.00	0.00	0.00
74		0.00	0.00	0.00	0.00
75		0.00	0.00	0.00	0.00
76		0.00	0.00	0.00	0.00
77		0.00	0.00	0.00	0.00
78		0.00	0.00	0.00	0.00
79		0.00	0.00	0.00	0.00
80		0.00	0.00	0.00	0.00
81		0.00	0.00	0.00	0.00
82		0.00	0.00	0.00	0.00
83		0.00	0.00	0.00	0.00
84		0.00	0.00	0.00	0.00
85		0.00	0.00	0.00	0.00
86		0.00	0.00	0.00	0.00
87		0.00	0.00	0.00	0.00
88		0.00	0.00	0.00	0.00
89		0.00	0.00	0.00	0.00
90		0.00	0.00	0.00	0.00
91		0.00	0.00	0.00	0.00
92		0.00	0.00	0.00	0.00
93		0.00	0.00	0.00	0.00
94		0.00	0.00	0.00	0.00
95
96	Total Amount of Scheduled Cashflow	265,498,951.23	86,898,617.08	118,876,597.65	25,002,323.54
97	Discount Rate	5.400%	5.400%	5.400%	5.400%
98	Beginning Contract Value	260,412,450.44	82,621,576.70	113,251,101.96	23,687,982.14
99	Scheduled Contract Value Decline	14,167,666.73	2,042,442.37	2,890,318.25	625,628.45
100	Unscheduled Contract Value Decline	787,910.71	470,366.74	798,799.47	143,265.62
101	Additional Contract Value Added	0.00	0.00	0.00	0.00
102	Ending Contract Value	245,456,873.00	80,108,767.59	109,561,984.24	22,919,088.07
103

104	CNH Equipment Trust 2003-A
105	$228,000,000 Class A-1 1.26250% Asset Backed Notes due June 11, 2004
106	$251,000,000 Class A-2 1.460% Asset Backed Notes due February 15, 2006
107	$150,000,000 Class A-3a Floating-Rate Asset Backed Notes due July 16, 2007
108	$108,000,000 Class A-3b 1.890% Asset Backed Notes due July 16, 2007
109	$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009
110	$96,000,000 Class A-4b 2.570% Asset Backed Notes due September 15, 2009
111	$32,500,000 Class B 3.130% Asset Backed Notes due November 15, 2010
112	$27,500,000 3.130% Asset Backed Certificates
113
114	Dated Date (30/360)	1/15/2005
115	Dated Date (act/360)	1/18/2005
116	Scheduled Payment Date	2/15/2005
117	Actual Payment Date	2/15/2005
118	Days in accrual period (30/360)	30
119	Days in accrual period (act/360)	28
120	1 month LIBOR Rate	2.48000
121
122	Collateral Summary
123	Wtd. Average Discount Rate	5.400%
124	Beginning Contract Value	479,973,111.24
125	Scheduled Contract Value Decline	19,726,055.80
126	Unscheduled Contract Value Decline	2,200,342.53
127	Additional Contract Value Purchased	0.00
128	Ending Contract Value	458,046,712.91
129
130	Beginning Pre-funding Account Balance	0.00
131	Ending Pre-funding Account Balance	0.00
132
133	Total Beginning Balance (Pool Balance + Pre-funding Account Balance)	479,973,111.24
134	Total Ending Balance (Pool Balance + Pre-funding Account Balance)	458,046,712.91
135
136	Collateral Performance
137	Scheduled Amounts 30 - 59 days past due	$812,339.89	0.18%
138	Scheduled Amounts 60 days or more past due	$1,330,747.95	0.29%
139	Net Losses on Liquidated Receivables	$86,968.77	0.02%
140	Cumulative Net Losses	$3,066,426.95
141	Number of Loans at Beginning of Period	31,981
142	Number of Loans at End of Period	31,297
143	Repossessed Equipment not Sold or Reassigned (Beginning)	$616,035.38
144	Repossessed Equipment not Sold or Reassigned (End)	$656,555.03
145
146	Collections and Reinvestment Income
147	Receipts During the period	$24,011,238.82
148
149	Warranty Repurchases
150	Contracts deferred beyond Final Scheduled Maturity Date	$0.00
151	Government obligors	$0.00
152	Total Warranty Repurchases	$0.00
153
154	Total Collections For The Period	$24,011,238.82
155
156	Reinvestment Income (excluding Pre-funding Account)	$78,718.04
157	Reinvestment Income on Pre-funding Account)	$0.00
158
159	Net Swap Receipts	74,933.42
160	Net Swap Termination Payments due Trust from the Swap CounterParty	$0.00
161
162	Total Collections + Reinvestment Income For The Period + Swap Receipt	$24,164,890.28
163
164	Swap Termination Payments due to Swap CounterParty	$0.00
165	Prior Swap Termination Payment Shortfall	$0.00
166	Total Swap Termination Payment due to Swap CounterParty	$0.00
167

168	CNH Equipment Trust 2003-A
169	$228,000,000 Class A-1 1.26250% Asset Backed Notes due June 11, 2004
170	$251,000,000 Class A-2 1.460% Asset Backed Notes due February 15, 2006
171	$150,000,000 Class A-3a Floating-Rate Asset Backed Notes due July 16, 2007
172	$108,000,000 Class A-3b 1.890% Asset Backed Notes due July 16, 2007
173	$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009
174	$96,000,000 Class A-4b 2.570% Asset Backed Notes due September 15, 2009
175	$32,500,000 Class B 3.130% Asset Backed Notes due November 15, 2010
176	$27,500,000 3.130% Asset Backed Certificates
177
178	Actual Payment Date				2/15/05
179
180	Caclulation of Distributable Amounts
181
182	Current Servicing Fee Due			1.000%	$399,977.59
183	Past Due Servicing Fee				$0.00
184	Total Servicing Fee Due				$399,977.59
185
186	Current Administration Fee Due			$500.00	$166.67
187	Past Due Administration Fee				$0.00
188	Total Administration Fee Due				$166.67
189
190	Total Principal Balance of Notes and Certificates (Beginning of Period)				$479,973,111.24
191	A-1 notes Beginning Principal balance				$0.00
192	A-2 notes Beginning Principal balance				$0.00
193	A-3a notes Beginning Principal balance				$135,973,247.16
194	A-3b notes Beginning Principal balance				$97,900,737.96
195	A-4a notes Beginning Principal balance				$107,000,000.00
196	A-4b notes Beginning Principal balance				$96,000,000.00
197	B notes Beginning Principal balance				$15,599,126.12
198	Certificate Beginning Principal balance				$27,500,000.00
199			Coupon/	Swap Adj
200		Type	Spread	Coupon
201	A-1 notes Current Interest Due	Fix	1.26250%	1.26250%	$0.00
202	A-2 notes Current Interest Due	Fix	1.46000%	1.46000%	$0.00
203	A-3a notes Current Interest Due	Flt	0.18000%	1.86300%	$281,313.54
204	A-3b notes Current Interest Due	Fix	1.89000%	1.89000%	$154,193.66
205	A-4a notes Current Interest Due	Flt	0.28000%	2.55700%	$229,693.33
206	A-4b notes Current Interest Due	Fix	2.57000%	2.57000%	$205,600.00
207	B notes Current Interest Due	Fix	3.13000%	3.13000%	$40,687.72
208	Certificate Current Interest Due	Fix	3.13000%	3.13000%	$71,729.17
209
210	A-1 notes Past Due Interest				$0.00
211	A-2 notes Past Due Interest				$0.00
212	A-3a notes Past Due Interest				$0.00
213	A-3b notes Past Due Interest				$0.00
214	A-4a notes Past Due Interest				$0.00
215	A-4b notes Past Due Interest				$0.00
216	B notes Past Due Interest				$0.00
217	Certificate Past Due Interest				$0.00
218
219	A-1 notes Interest Due on Past Due Interest				$0.00
220	A-2 notes Interest Due on Past Due Interest				$0.00
221	A-3a notes Interest Due on Past Due Interest				$0.00
222	A-3b notes Interest Due on Past Due Interest				$0.00
223	A-4a notes Interest Due on Past Due Interest				$0.00
224	A-4b notes Interest Due on Past Due Interest				$0.00
225	B notes Interest Due on Past Due Interest				$0.00
226	Certificate Interest Due on Past Due Interest				$0.00
227
228	A-1 notes Total Interest Due				$0.00
229	A-2 notes Total Interest Due				$0.00
230	A-3a notes Total Interest Due				$281,313.54
231	A-3b notes Total Interest Due				$154,193.66
232	A-4a notes Total Interest Due				$229,693.33
233	A-4b notes Total Interest Due				$205,600.00
234	B notes Total Interest Due				$40,687.72
235	Certificate Total Interest Due				$71,729.17
236			1 Month LIBOR
237			Fixed Coupon
238	A-1 Net Swap Payment Due		0.00000%		$0.00
239	A-2 Net Swap Payment Due		0.00000%		$0.00
240	A-3a Net Swap Payment Due		1.68300%		$0.00
241	A-3b Net Swap Payment Due		0.00000%		$0.00
242	A-4a Net Swap Payment Due		2.27700%		$0.00
243	A-4b Net Swap Payment Due		0.00000%		$0.00
244	B Net Swap Payment Due		0.00000%		$0.00
245	Certificate Net Swap Payment Due		0.00000%		$0.00
246
247	A-1 Net Swap Payment Past Due				$0.00
248	A-2 Net Swap Payment Past Due				$0.00
249	A-3a Net Swap Payment Past Due				$0.00
250	A-3b Net Swap Payment Past Due				$0.00
251	A-4a Net Swap Payment Past Due				$0.00
252	A-4b Net Swap Payment Past Due				$0.00
253	B Net Swap Payment Past Due				$0.00
254	Certificate Net Swap Payment Past Due				$0.00
255
256	A-1 Interest on Swap Payment Past Due				$0.00
257	A-2 Interest on Swap Payment Past Due				$0.00
258	A-3a Interest on Swap Payment Past Due				$0.00
259	A-3b Interest on Swap Payment Past Due				$0.00
260	A-4z Interest on Swap Payment Past Due				$0.00
261	A-4b Interest on Swap Payment Past Due				$0.00
262	B Interest on Swap Payment Past Due				$0.00
263	Cert Interest on Swap Payment Past Due				$0.00
264
265	A-1 Total Net Swap Payment Due				$0.00
266	A-2 Total Net Swap Payment Due				$0.00
267	A-3a Total Net Swap Payment Due				$0.00
268	A-3b Total Net Swap Payment Due				$0.00
269	A-4a Total Net Swap Payment Due				$0.00
270	A-4b Total Net Swap Payment Due				$0.00
271	B Total Net Swap Payment Due				$0.00
272	Certificate Total Net Swap Payment Due				$0.00
273

274	A-1 Net Swap Receipt	$0.00
275	A-2 Net Swap Receipt	$0.00
276	A-3a Net Swap Receipt	$71,574.81
277	A-3b Net Swap Receipt	$0.00
278	A-4a Net Swap Receipt	$3,358.61
279	A-4b Net Swap Receipt	$0.00
280	B Net Swap Receipt	$0.00
281	Certificate Net Swap Receipt	$0.00
282
283	A-1 notes Principal Due	$0.00
284	A-2 notes Principal Due	$0.00
285	A-3a notes Principal Due	$12,333,599.06
286	A-3b notes Principal Due	$8,880,191.32
287	A-4a notes Principal Due	$0.00
288	A-4b notes Principal Due	$0.00
289	Class B notes Principal Due	$712,607.95
290	Certificate Principal Due	$0.00
291
292	Total notes Interest Due	$911,488.26
293	Total notes Principal Due	$21,926,398.33
294	Net Swap/Termination Payment Due	-$74,933.42
295	Total notes Distributable Amount	$22,762,953.17
296

297	CNH Equipment Trust 2003-A
298	$228,000,000 Class A-1 1.26250% Asset Backed Notes due June 11, 2004
299	$251,000,000 Class A-2 1.460% Asset Backed Notes due February 15, 2006
300	$150,000,000 Class A-3a Floating-Rate Asset Backed Notes due July 16, 2007
301	$108,000,000 Class A-3b 1.890% Asset Backed Notes due July 16, 2007
302	$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009
303	$96,000,000 Class A-4b 2.570% Asset Backed Notes due September 15, 2009
304	$32,500,000 Class B 3.130% Asset Backed Notes due November 15, 2010
305	$27,500,000 3.130% Asset Backed Certificates
306
307	Actual Payment Date	2/15/2005
308
309	Cash Available for Distribution
310	Total Collections + Reinvestment Income For The Period + Net SWAP receipts	$24,164,890.28
311
312	Beginning Negitive Carry Account	$0.00
313	Deposits from Negitive Carry Account to Distribution Account	$0.00
314
315	Beginning Spread Account Balance	$20,000,000.01
316	Additional Deposit to Spread Account from Pre-funding	$0.00
317	Deposits from Spread Account to Distribution Account	$0.00
318
319	Beginning Principal Supplement Account	$0.00
320	Deposits from Principal Supplement Account to Distribution Account	$0.00
321
322	Total Cash Available	$24,164,890.28
323
324	Cash Allocation (Cashflow Waterfall)		Available
325			Cash
326	Servicing Fee Paid	$399,977.59
327	Servicing Fee Shortfall	$0.00
328			$23,764,912.69
329	Administration Fee Paid	$166.67
330	Administration Fee Shortfall	$0.00
331			$23,764,746.02
332	Swap Payment Paid	$0.00
333	Swap Payment Shortfall	$0.00
334
335	Remaining Cash Available to Pay Note Interest & Swap Termination Payment		$23,764,746.02
336
337	Cash Available to Pay Note Interest	$23,764,746.02
338	Cash Available to Pay Termination Payment	$0.00
339
340	Class A-1 notes Interest Paid	$0.00
341	Class A-2 notes Interest Paid	$0.00
342	Class A-3a notes Interest Paid	$281,313.54
343	Class A-3b notes Interest Paid	$154,193.66
344	Class A-4a notes Interest Paid	$229,693.33
345	Class A-4b notes Interest Paid	$205,600.00
346			$22,893,945.48
347	Class A-1 notes Interest Shortfall	$0.00
348	Class A-2 notes Interest Shortfall	$0.00
349	Class A-3a notes Interest Shortfall
350	Class A-3b notes Interest Shortfall	$0.00
351	Class A-4a notes Interest Shortfall
352	Class A-4b notes Interest Shortfall	$0.00
353
354	Swap Termination Payment Paid	$0.00
355	Swap Termination Payment Shortfall	$0.00
356			$22,893,945.48
357	Class B notes Interest Paid	$40,687.72
358	Class B notes Interest Shortfall	$0.00
359			$22,853,257.76
360	Class A-1 notes Principal Paid	$0.00
361	Class A-2 notes Principal Paid	$0.00
362	Class A-3a notes Principal Paid	$12,333,599.06
363	Class A-3b notes Principal Paid	$8,880,191.32
364	Class A-4a notes Principal Paid	$0.00
365	Class A-4b notes Principal Paid	$0.00
366	Class B notes Principal Paid	$712,607.95
367			$926,859.43
368	Deposits to Spread Account	$0.00
369			$926,859.43
370	Certificate Interest Paid	$71,729.17
371	Certificate Interest Shortfall	$0.00
372			$855,130.26
373	Certificate Principal Paid	$0.00
374			$855,130.26
375	Total Principal Balance of Notes and Certificates (End of Period)	$458,046,712.91
376	A-1 notes Ending Principal balance	$0.00
377	A-2 notes Ending Principal balance	$0.00
378	A-3a notes Ending Principal balance	$123,639,648.10
379	A-3b notes Ending Principal balance	$89,020,546.64
380	A-4a notes Ending Principal balance	$107,000,000.00
381	A-4b notes Ending Principal balance	$96,000,000.00
382	B notes Ending Principal balance	$14,886,518.17
383	Certificate Ending Principal balance	$27,500,000.00
384
385	Release to Seller as Excess	$855,130.26	$855,130.26
386

387	CNH Equipment Trust 2003-A
388	$228,000,000 Class A-1 1.26250% Asset Backed Notes due June 11, 2004
389	$251,000,000 Class A-2 1.460% Asset Backed Notes due February 15, 2006
390	$150,000,000 Class A-3a Floating-Rate Asset Backed Notes due July 16, 2007
391	$108,000,000 Class A-3b 1.890% Asset Backed Notes due July 16, 2007
392	$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009
393	$96,000,000 Class A-4b 2.570% Asset Backed Notes due September 15, 2009
394	$32,500,000 Class B 3.130% Asset Backed Notes due November 15, 2010
395	$27,500,000 3.130% Asset Backed Certificates
396
397	Actual Payment Date	2/15/2005
398
399	Summary and Factors	Amount	Factor	Per/$1000
400	Total Principal Balance of Notes and Certificates (Beginning of Period)	$479,973,111.24	0.4799731	$479.97
401	A-1 notes Beginning Principal balance	$0.00	0.0000000	$0.00
402	A-2 notes Beginning Principal balance	($0.00)	(0.0000000)	($0.00)
403	A-3a notes Beginning Principal balance	$135,973,247.16	0.9064883	$906.49
404	A-3b notes Beginning Principal balance	$97,900,737.96	0.9064883	$906.49
405	A-4a notes Beginning Principal balance	$107,000,000.00	1.0000000	$1,000.00
406	A-4b notes Beginning Principal balance	$96,000,000.00	1.0000000	$1,000.00
407	B notes Beginning Principal balance	$15,599,126.12	0.4799731	$479.97
408	Certificate Beginning Principal balance	$27,500,000.00	1.0000000	$1,000.00
409
410	Total Principal Balance of Notes and Certificates (End of Period)	$458,046,712.91	0.4580467	$458.05
411	A-1 notes Ending Principal balance	$228,000,000.00	$0.00	0.0000000	$0.00
412	A-2 notes Ending Principal balance	Pro rata %	$251,000,000.00	($0.00)	(0.0000000)	($0.00)
413	A-3a notes Ending Principal balance	58.14%	$150,000,000.00	$123,639,648.10	0.8242643	$824.26
414	A-3b notes Ending Principal balance	41.86%	$108,000,000.00	$89,020,546.64	0.8242643	$824.26
415	A-4a notes Ending Principal balance	52.71%	$107,000,000.00	$107,000,000.00	1.0000000	$1,000.00
416	A-4b notes Ending Principal balance	47.29%	$96,000,000.00	$96,000,000.00	1.0000000	$1,000.00
417	B notes Ending Principal balance	$32,500,000.00	$14,886,518.17	0.4580467	$458.05
418	Certificate Ending Principal balance	$27,500,000.00	$27,500,000.00	1.0000000	$1,000.00
419
420	Class A-1 notes Interest Paid	$0.00	0.0000000	$0.00
421	Class A-2 notes Interest Paid	$0.00	0.0000000	$0.00
422	Class A-3a notes Interest Paid	$281,313.54	0.0018754	$1.88
423	Class A-3b notes Interest Paid	$154,193.66	0.0014277	$1.43
424	Class A-4a notes Interest Paid	$229,693.33	0.0021467	$2.15
425	Class A-4b notes Interest Paid	$205,600.00	0.0021417	$2.14
426	Class B notes Interest Paid	$40,687.72	0.0012519	$1.25
427	Certificate Interest Paid	$71,729.17	0.0026083	$2.61
428
429	Class A-1 notes Interest Shortfall	$0.00	0.0000000	$0.00
430	Class A-2 notes Interest Shortfall	$0.00	0.0000000	$0.00
431	Class A-3a notes Interest Shortfall	$0.00	0.0000000	$0.00
432	Class A-3b notes Interest Shortfall	$0.00	0.0000000	$0.00
433	Class A-4a notes Interest Shortfall	$0.00	0.0000000	$0.00
434	Class A-4b notes Interest Shortfall	$0.00	0.0000000	$0.00
435	Class B notes Interest Shortfall	$0.00	0.0000000	$0.00
436	Certificate Interest Shortfall	$0.00	0.0000000	$0.00
437
438	Class A-1 notes Principal Paid	$0.00	0.0000000	$0.00
439	Class A-2 notes Principal Paid	$0.00	0.0000000	$0.00
440	Class A-3a notes Principal Paid	$12,333,599.06	0.0822240	$82.22
441	Class A-3b notes Principal Paid	$8,880,191.32	0.0822240	$82.22
442	Class A-4a notes Principal Paid	$0.00	0.0000000	$0.00
443	Class A-4b notes Principal Paid	$0.00	0.0000000	$0.00
444	Class B notes Principal Paid	$712,607.95	0.0219264	$21.93
445	Certificate Principal Paid	$0.00	0.0000000	$0.00
446
447	Negitive Carry Account
448	Negitive Carry	0.75000%	5/22/2003	1.4029%
449	Negitive Carry Days Remaining	11/15/2003	0
450	Required Negitive Carry Account	$0.00
451	Beginning Negitive Carry Account	$0.00
452	Negitive Carry Account Withdrawls to Distribution Account	$0.00
453	Negitive Carry Released to Seller	$0.00
454	Ending Negitive Carry Account Balance	$0.00
455
456	Spread Account
457	Required Spread Account Deposit (Add Loans)	2.00%	$0.00
458	Required Spread Account Target	2.50%	$11,451,167.82
459	Required Spread Account Floor	2.00%	$20,000,000.01
460	Required Spread Account	$20,000,000.01
461	Beginning Spread Account Balance	$20,000,000.01
462	Additional Deposit to Spread Account from Pre-funding	$0.00
463	Spread Account Withdrawls to Distribution Account	$0.00
464	Spread Account Deposits from Excess Cash	$0.00
465	Spread Account Released to Seller	$0.00
466	Ending Spread Account Balance	$20,000,000.01
467
468	Principal Supplement Account
469	Required Principal Supplement Account Balance	$0.00
470	Beginning Principal Supplement Account Balance	$0.00
471	Additional Deposit to Principal Supplement Account from Pre-funding	$0.00
472	Principal Supplement Account Withdrawls to Distribution Account	$0.00
473	Principal Supplement Account Released to Seller	$0.00
474	Ending Principal Supplement Account	$0.00
475
476	Pre-funding Account
477	Beginning Pre-funding Account Balance	$0.00
478	New Contract Value Purchased	$0.00
479	Deposits to Spread Account	$0.00
480	Deposits to Principal Supplement Account	$0.00
481	Ending Pre-funding Account Balance	$0.00
482	Release to seller	$0.00
483
484	Backup Servicer Account
485	Backup Servicer Account Initial Deposit	$500,000.00
486	Backup Servicer Account Beginning Balance	$393,560.17
487	Monthly Backup Servicing Fee (2bps/12*beginning balance or $4000 floor)	$7,999.55
488	Accrued Backup Servicing Fee	$0.00
489	Total Backup Servicing Fee Due	$7,999.55
490	Backup Servicing Fee Paid	$7,999.55
491	Backup Servicer Investment Earnings	$734.67
492	Ending Backup Servicing Account Balance	$386,295.29
493
494	Total Release to Seller	$1,255,274.52